                                                       1933 Act File No. 2-62797
                                                      1940 Act File No. 811-2871


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                           Pre-Effective Amendment No.                    [ ]

                         Post-Effective Amendment No. 34                  [X]

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT      [X]
                                     OF 1940

                                Amendment No. 33                          [X]


                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                Exact Name of Registrant as Specified in Charter

              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (201) 395-2000

           Christina T. Simmons, Vice President & Assistant Secretary
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

               immediately on filing pursuant to paragraph (b)
----------
    X          on June 1, 2001 pursuant to paragraph (b)
----------
               60 days after filing pursuant to paragraph (a) (1)
----------
               on (date) pursuant to paragraph (a) (1)
----------
               75 days after filing pursuant to paragraph (a) (2)
----------
               on (date) pursuant to paragraph (a) (2) of Rule 485
----------


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for
----------     a  previously filed post-effective amendment

LORD ABBETT                                                            [GRAPHIC]

LORD ABBETT DEVELOPING
GROWTH FUND



JUNE 1, 2001


PROSPECTUS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                 THE FUND                                   PAGE

What you should know                Goal                                      2
  about the Fund                    Principal Strategy                        2
                                    Main Risks                                2
                                    Performance                               3
                                    Fees and Expenses                         4

                                YOUR INVESTMENT

Information for managing            Purchases*                                5
  your Fund account                 Sales Compensation                        8
                                    Opening Your Account                      8
                                    Redemptions                               9
                                    Distributions and Taxes                   9
                                    Services For Fund Investors               10
                                    Management                                11

                              FOR MORE INFORMATION

How to learn more                   Other Investment Techniques               12
  about the Fund                    Glossary of Shaded Terms                  13
                                    Recent Performance                        14

                              FINANCIAL INFORMATION


                                    Financial Highlights                      16
                                    Line Graph Comparison                     17
                                    Compensation For Your Dealer              18


 How to learn more about the        Back Cover
Fund and other Lord Abbett Funds



*AS OF FEBRUARY 1, 2000, SHARES OF THE FUND HAVE NOT BEEN AVAILABLE FOR PURCHASE BY NEW INVESTORS, OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS. SEE "PURCHASES" IN THIS PROSPECTUS FOR MORE INFORMATION.

                                    THE FUND

GOAL

     The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential, particularly smaller companies considered to be in the developing growth phase. The Fund uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its total assets in equity securities of small companies.


     The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. This we define as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

     While typically fully invested, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Although growth companies may grow faster than other companies, they may have greater volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND refers to Lord Abbett Developing Growth Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Fund

                              DEVELOPING GROWTH FUND   Symbols:  Class A - LAGWX
                                                                 Class B - LADBX
                                                                 Class C - LADCX
                                                                 Class P - LADPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES

91         56.4%
92         -3.1%
93         12.6%
94          6.2%
95         45.7%
96         22.2%
97         30.8%
98          8.3%
99         38.2%
00        -17.7%

BEST QUARTER 1st Q '91 30.0%
WORST QUARTER 3rd Q '98 -22.0%

     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compared to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------------------
SHARE CLASS                            1 YEAR      5 YEARS    10 YEARS    SINCE INCEPTION(1)
Class A shares                         -22.40%     13.14%      17.21%            -
--------------------------------------------------------------------------------------------
Class B shares                         -22.12%       -            -            13.84%
--------------------------------------------------------------------------------------------
Class C shares                         -18.95%       -            -            14.16%
--------------------------------------------------------------------------------------------
Class P shares                         -17.78%       -            -             6.98%
--------------------------------------------------------------------------------------------
Russell 2000 Index(2)                   -3.02%     10.31%      15.53%            -
                                                                               11.57%(3)
                                                                                4.65%(4)


(1) The dates of inception of each class are: A - 10/10/73; B - 8/1/96; C - 8/1/96 and P - 1/5/98.
(2) Performance for the unmanaged Russell 2000 Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 7/31/96 to 12/31/00, to correspond with Class B and Class C inception date.


(4) Represents total returns for the period 12/31/97 to 12/31/00, to correspond with Class P inception date.



                                                                      The Fund 3

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------------------------
                                                    CLASS A    CLASS B(2)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------
(as a % of offering price)                           5.75%       none        none         none
--------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (see"Purchases")(3)    none(1)     5.00%       1.00%(1)     none
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------------------------
Management Fees (See "Management")                   0.52%       0.52%       0.52%        0.52%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)             0.39%       1.00%       1.00%        0.45%
--------------------------------------------------------------------------------------------------
Other Expenses                                       0.23%       0.23%       0.23%        0.23%
--------------------------------------------------------------------------------------------------
Total Operating Expenses                             1.14%(5)    1.75%       1.75%        1.20%
--------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.
(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                1 YEAR           3 YEARS          5 YEARS          10 YEARS
Class A shares              $685             $916            $1,167            $1,881
-------------------------------------------------------------------------------------
Class B shares              $678             $851            $1,149            $1,902
-------------------------------------------------------------------------------------
Class C shares              $278             $551            $  949            $2,062
-------------------------------------------------------------------------------------
Class P shares              $122             $381            $  660            $1,455
-------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:

Class A shares              $685             $916            $1,167            $1,881
-------------------------------------------------------------------------------------
Class B shares              $178             $551            $  949            $1,902
-------------------------------------------------------------------------------------
Class C shares              $178             $551            $  949            $2,062
-------------------------------------------------------------------------------------
Class P shares              $122             $381            $  660            $1,455
-------------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12B-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Fund

                                YOUR INVESTMENT

PURCHASES


     The Fund offers in this prospectus four classes of shares: Classes A, B, C and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares; although, there may be a contingent deferred sales charge ("CDSC") as described below.


     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more, or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION, SEE "CAPITOL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

 CLASS A   - normally offered with a front-end sales charge

 CLASS B   - no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase

           - higher annual expenses than Class A shares

           - automatically converts to Class A shares after eight years

 CLASS C   - no front-end sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase

           - higher annual expenses than Class A shares

 CLASS P   - available to certain pension or retirement plans and pursuant to a
             Mutual Fund Fee Based Program

--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                TO COMPUTE
                              AS A % OF               AS A % OF                OFFERINGPRICE
YOUR INVESTMENT             OFFERING PRICE          YOUR INVESTMENT            DIVIDE NAV BY
--------------------------------------------------------------------------------------------
Less than $50,000                5.75%                   6.10%                      .9425
--------------------------------------------------------------------------------------------
$50,000 to $99,999               4.75%                   4.99%                      .9525
--------------------------------------------------------------------------------------------
$100,000 to $249,999             3.75%                   3.99%                      .9625
--------------------------------------------------------------------------------------------
$250,000 to $499,999             2.75%                   2.83%                      .9725
--------------------------------------------------------------------------------------------
$500,000 to $999,999             2.00%                   2.04%                      .9800
--------------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                          1.0000
--------------------------------------------------------------------------------------------

[SIDENOTE]

AS OF FEBRUARY 1, 2000, ALL CLASSES (A, B, C AND P) HAVE NOT BEEN AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS. EXISTING SHAREHOLDERS MAY CONTINUE TO INVEST IN THE FUND BY ADDING TO EXISTING ACCOUNTS. QUALIFIED PLANS CURRENTLY OFFERING THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. HOWEVER, IT IS THE FUND'S INTENTION NOT TO ACCEPT ANY PURCHASE ORDER FOR MORE THAN $5 MILLION.


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Fund. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, the Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem Fund shares.



                                                               Your Investment 5

REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.



     - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if he or she had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.


FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

- purchases of $1 million or more*

- purchases by Retirement Plans with at least 100 eligible employees*

- purchases under a Special Retirement Wrap Program*

- purchases made with dividends and distributions on Class A shares of another Eligible Fund

- purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares

- purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

- purchases under a Mutual Fund Fee Based Program

- purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


- purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions). These categories of purchasers also include other family members of such purchasers.


SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

* THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of them within 24 months after the month in which you initially purchased them, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.


The Class A share CDSC generally will be waived for the following conditions:

- benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

- redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

[SIDENOTE]

RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k)
and 403(b) accounts

- Defined Contribution Plans.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals who buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

BENEFIT PAYMENT DOCUMENTATION (Class A CDSC only)

- under $50,000 - no documentation necessary

- over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account".


6 Your Investment

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                         CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                             ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                         SUBJECT TO CHARGE)

On                             Before
--------------------------------------------------------------------------------------
                               1st                                5.0%
--------------------------------------------------------------------------------------
1st                            2nd                                4.0%
--------------------------------------------------------------------------------------
2nd                            3rd                                3.0%
--------------------------------------------------------------------------------------
3rd                            4th                                3.0%
--------------------------------------------------------------------------------------
4th                            5th                                2.0%
--------------------------------------------------------------------------------------
5th                            6th                                1.0%
--------------------------------------------------------------------------------------
on or after the 6th(2)                                           None
--------------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


     The Class B share CDSC generally will be waived under the following circumstances:

     - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Systematic Withdrawal Plans (up to 12% per year).

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.


     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.



     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) that engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.


[SIDENOTE]

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)


3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).



                                                               Your Investment 7

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.


     Sales compensation originates from two sources, as shown in the table "Fees and Expenses:" sales charges, which are paid directly by shareholders; and 12b-1 distribution fees which are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable with respect to each share class are estimated at .39% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and Class C shares, and .45% of Class P shares. The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board of Directors are .50% and .75%, respectively. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.


     We may pay Additional Concessions to Authorized Institutions from time to time.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.



     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.



OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     - Regular Account                                                             $1,000
     ------------------------------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                                  $250
     ------------------------------------------------------------------------------------
     - Uniform Gift to Minor Account                                                 $250
     ------------------------------------------------------------------------------------
     - Invest-A-Matic                                                                $250
     ------------------------------------------------------------------------------------

     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and


8 Your Investment
     send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT DEVELOPING GROWTH FUND, INC.
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

     BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS


     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis.



     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001, with respect to distributions payable on or after November 1, 2000, on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account.


[SIDENOTE]

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days written notice.

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


                                                               Your Investment 9

     Similarly, any checks representing distributions payable prior to November 1, 2000, and remaining outstanding as of June 1, 2001, will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.



     For federal income tax purposes, the Fund's distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains.



     The tax treatment of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.



     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to the shareholder.



     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.



     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC     You may make fixed, periodic investments ($50 minimum) into
(Dollar-cost       your Fund account by means of automatic money transfers from
averaging)         your bank checking account. See the attached application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC         You can make regular withdrawals from most Lord Abbett Funds.
WITHDRAWAL PLAN    Automatic  cash withdrawals will be paid to you from your
("SWP")            account in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES     The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.


CLASS B AND        Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES     shares will be redeemed in the order described under
                   "Purchases."
--------------------------------------------------------------------------------


10 Your Investment

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.


     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.


     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report unless additional reports are specifically requested in writing to the Fund.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following annual rates:


             .75 of 1% on the first $100 million of average daily net assets,

             .50 of 1% on assets over $100 million.


     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended January 31, 2001 was at an annual rate of .52 of 1% of the Fund's average daily net assets.



     Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Stephen J. McGruder, Partner of Lord Abbett, heads the team; the other senior members include Lesley-Jane Dixon and John J. DiChiaro. Mr. McGruder and Ms. Dixon have been with Lord Abbett for more than five years. Prior to joining Lord Abbett, Mr. McGruder was a portfolio manager with Wafra Investment Advisory Group and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Mr. DiChiaro joined Lord Abbett in 2000. Prior to joining Lord Abbett, Mr. DiChiaro was Vice President-Securities Group with Wafra Investment Advisory Group.


[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                              Your Investment 11

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES


     This section describes some of the investment techniques that might be used by the Fund, and their risks.



     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks generally associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.



     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.



     EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.



     FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although the Fund does not normally engage in extensive currency hedging, it may use foreign currency transactions to seek to protect against anticipated changes in future foreign currency exchange rates. It may be difficult or impractical to hedge currency risk in many emerging countries.



     The Fund usually would not enter into a forward contract with a term greater than one year. Under some circumstances, the Fund may commit a substantial portion of the entire value of its portfolio to the completion of forward contracts.



     The use of foreign currency transactions is subject to the general risk that the investment managers will not accurately predict currency movements, and cause a reduction in the Fund's return or a loss. In addition, forward foreign currency exchange contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the



12 For More Information
     current market price. Currency exchange rates may fluctuate significantly over short periods of time, causing the NAV of the Fund to fluctuate. Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.



     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.



     SHORT-TERM FIXED-INCOME SECURITIES. The Fund is authorized to invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these securities.



GLOSSARY OF SHADED TERMS


     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.


     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.


     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds) and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the Fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.



                                                         For More Information 13

     ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.


     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see examples in right column).



     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.



     PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.



     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant- directed Retirement Plans.


RECENT PERFORMANCE


     The following is a discussion of performance for the 12 months ended January 31, 2001.



     While performance suffered during the fiscal year, in line with much of the small-cap growth segment, the Fund was able to significantly outperform the Russell 2000-Registered Trademark- Growth Index, which posted a -15.36% return for the one-year period. The portfolio was highly diversified across many industries and sectors, which helped to avoid many of the difficulties that befell investors who were over-concentrated in areas of greatest momentum --


[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

/s/ Robert A. Doe
Executor of the Estate of
John W. Doe

[Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED

NAME OF GUARANTOR

/s/ [ILLEGIBLE]
-------------------------------------------
                       AUTHORIZED SIGNATURE
( 960 )                            X9803470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                            SR

- In the case of the corporation -
  ABC Corporation

/s/ Mary B. Doe

By Mary B. Doe, President

[Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED

NAME OF GUARANTOR

/s/ [ILLEGIBLE]
-------------------------------------------
                       AUTHORIZED SIGNATURE
( 960 )                            X9803470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                            SR


14 For More Information
     primarily technology. On the other hand, we did not participate in the early-year updraft of the so-called "tech bubble." We remained underweighted in technology companies relative to the Growth Index because we believed many of the stocks were overvalued. As a result, the portfolio lagged in relative performance early on. But by the end of the year, this proved to be the correct course.



     At first, portfolio performance benefited significantly from the stocks we held in technology and biotechnology companies. Many of these holdings benefited from rapid multiple expansion that carried over from the market enthusiasm of 1999. However, the stocks of healthcare, retail and energy companies made the most significant contributions during the year. In general, the stocks of non-cyclical, consumer product companies served the portfolio well, as they tended to respond favorably to a slowing economy. While there was widespread investor trepidation surrounding the presidential election and proposed healthcare spending, the stocks of many healthcare services companies were in a general up-trend throughout much of the fiscal year and were able to post good relative performance. Careful stock picking was the key to success in the retail sector, as investors had the tendency to bid up prices on stocks of retail companies when good news hit the airwaves. We were able to identify select retail companies that posted strong gains by exploiting trends and niche markets. Finally, as a result of rising oil prices, the stocks of energy companies performed quite well for most of the year.



     After the initial market fallout in March, technology stocks remained extremely volatile. Jittery investors, unsure about the direction of interest rates, the strength or weakness of the economy and troubled earnings reports, reacted by unpredictably jumping in and out of the market. Poor performance was experienced by many of our technology holdings, with the stocks of computer services companies seeing the most significant declines. Software companies that faced questions regarding future growth rates were also particularly hard hit, and telecommunications stocks struggled during the year as a result of the uncertainty about the continued growth potential in the cellular telephone industry.



                                                         For More Information 15

                             FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended January 31, 2001 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended January 31, 2001, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


-----------------------------------------------------------------------------------------------------------
                                                                     CLASS A SHARES
                                             -------------------------------------------------------------
                                                                    Year Ended 1/31,
                                             -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Per Share Operating Performance               2001           2000         1999         1998         1997
NET ASSET VALUE, BEGINNING OF PERIOD         $19.55         $16.25       $14.27       $12.80       $11.49
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------
  Net investment loss                          (.12)(a)       (.11)(a)     (.07)(a)     (.10)(a)     (.03)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments                 (1.61)          4.10         2.10         3.16         3.12
-----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              (1.73)          3.99         2.03         3.06         3.09
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from
  net realized gain                            (.72)          (.69)        (.05)       (1.59)       (1.78)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $17.10         $19.55       $16.25       $14.27       $12.80
-----------------------------------------------------------------------------------------------------------
Total Return(b)                               (9.37)%        25.33%       14.24%       24.38%       28.35%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------
  Expenses, including waiver                   1.11%          1.20%         .98%        1.06%        1.10%
-----------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                   1.11%          1.20%         .98%        1.06%        1.10%
-----------------------------------------------------------------------------------------------------------
  Net investment loss                          (.66)%         (.64)%       (.46)%       (.72)%       (.67)%
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                            CLASS B SHARES
                                           --------------------------------------------------------------
                                                           Year Ended 1/31,
                                           --------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Per Share Operating Performance             2001         2000         1999        1998        1997(c)
NET ASSET VALUE, BEGINNING OF PERIOD       $19.09       $15.98       $14.12      $12.75       $12.14
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment loss                        (.23)(a)     (.21)(a)     (.17)(a)    (.20)(a)     (.05)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments               (1.56)        4.01         2.06        3.14         2.28
---------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS            (1.79)        3.80         1.89        2.94         2.23
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from
  net realized gain                          (.72)        (.69)        (.03)      (1.57)       (1.62)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $16.58       $19.09       $15.98      $14.12       $12.75
---------------------------------------------------------------------------------------------------------
Total Return(b)                             (9.92)%      24.55%       13.37%      23.48%       19.43%(d)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------
  Expenses, including waiver                 1.75%        1.79%        1.72%       1.76%         .93%(d)
---------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                 1.75%        1.79%        1.72%       1.76%         .93%(d)
---------------------------------------------------------------------------------------------------------
  Net investment loss                       (1.31)%      (1.24)%      (1.19)%     (1.39)%       (.73)%(d)
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                     CLASS C SHARES
                                             -----------------------------------------------------------------
                                                                    Year Ended 1/31,
                                             -----------------------------------------------------------------
Per Share Operating Performance               2001           2000         1999         1998        1997(c)
NET ASSET VALUE, BEGINNING OF PERIOD         $19.11         $16.00       $14.13       $12.75       $12.14
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------
  Net investment loss                          (.23)(a)       (.21)(a)     (.17)(a)     (.19)(a)     (.05)
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments                 (1.56)          4.01         2.07         3.14         2.28
--------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              (1.79)          3.80         1.90         2.95         2.23
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders
  from net realized gain                       (.72)          (.69)        (.03)       (1.57)       (1.62)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $16.60         $19.11       $16.00       $14.13       $12.75
--------------------------------------------------------------------------------------------------------------
Total Return(b)                               (9.86)%        24.45%       13.43%       23.55%       19.43%(d)
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                   1.75%          1.79%        1.72%        1.71%         .93%(d)
--------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                   1.75%          1.79%        1.72%        1.71%         .93%(d)
--------------------------------------------------------------------------------------------------------------
  Net investment loss                         (1.31)%        (1.24)%      (1.20)%      (1.34)%       (.73)%(d)
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                     CLASS P SHARES
                                             ------------------------------------------------
                                                    Year Ended 1/31,
                                             ------------------------------------------------
Per Share Operating Performance              2001          2000        1999        1998(c)
NET ASSET VALUE, BEGINNING OF PERIOD        $19.46       $16.19       $14.26      $14.38
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------
  Net investment loss                         (.14)(a)     (.12)(a)     (.10)(a)    (.01)(a)
---------------------------------------------------------------------------------------------
  Net realized and unrealized
   gain (loss) on investments                (1.60)        4.08         2.08        (.11)
---------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             (1.74)        3.96         1.98        (.12)
---------------------------------------------------------------------------------------------
Distributions to shareholders
  from net realized gain                      (.72)        (.69)        (.05)         .-
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $17.00       $19.46       $16.19      $14.26
---------------------------------------------------------------------------------------------
Total Return(b)                              (9.47)%      25.24%       13.89%       (.83)%(d)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------
  Expenses, including waiver                  1.20%        1.25%        1.17%        .08%(d)
---------------------------------------------------------------------------------------------
  Expenses, excluding waiver                  1.20%        1.25%        1.17%        .08%(d)
---------------------------------------------------------------------------------------------
  Net investment loss                         (.76)%       (.70)%       (.70)%      (.05)%(d)
---------------------------------------------------------------------------------------------


                                                                   Year Ended 1/31,
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:          2001            2000           1999            1998         1997
 NET ASSETS, END OF YEAR (000)           $2,330,294      $2,912,681     $1,344,203       $553,086     $330,358
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       37.86%          50.13%         30.89%         33.60%       42.35%
---------------------------------------------------------------------------------------------------------------


(a)  Calculated using average shares outstanding during the period.


(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(c) Commencement of offering of respective class shares: Class B and Class C - August 1, 1996 and Class P - January 5, 1998.


(d)  Not annualized.



16 Financial Information

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 2000 Index, assuming reinvestment of all dividends and distributions.

[CHART]

Past performance is no guarantee of future results

                                               The Fund
                       The Fund                (Class A)
                       (Class A shares)        at maximum
Fiscal Year-end 1/31   at net asset value      offering price(1)      Russell 2000 Index(2)
   01/31/92                 $14,153                $13,339                      $14,478
   01/31/93                 $13,826                $13,031                      $16,395
   01/31/94                 $16,095                $15,169                      $19,443
   01/31/95                 $15,654                $14,754                      $18,275
   01/31/96                 $23,515                $22,163                      $23,749
   01/31/97                 $30,162                $28,446                      $28,250
   01/31/98                 $37,543                $35,385                      $33,355
   01/31/99                 $42,889                $40,423                      $33,466
   01/31/00                 $53,753                $50,663                      $39,404
   01/31/01                 $48,722                $45,921                      $40,859

             AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
           SALES CHARGE FOR THE PERIODS ENDING JANUARY 31, 2001

                   1 YEAR          5 YEARS       10 YEARS          LIFE
-------------------------------------------------------------------------
Class A(3)         -14.60%         14.32%         16.46%             -
-------------------------------------------------------------------------
Class B(4)         -14.27%            -              -            14.73%
-------------------------------------------------------------------------
Class C(5)         -10.74%            -              -            15.03%
-------------------------------------------------------------------------
Class P(6)         -9.47%             -              -             8.39%
-------------------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged Russell 2000 Index does not reflect transaction costs, management fees or sales charges.

(3) Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending January 31, 2001 using the SEC-required uniform method to compute such return.

(4) The Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for life of the class).
(5) The Class C shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for life of the class).
(6) The Class P shares commenced operations on January 5, 1998. Performance is at net asset value.


                                                        Financial Information 17

COMPENSATION FOR YOUR DEALER

------------------------------------------------------------------------------------------------------------------------------
                                            FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                    5.75%                  5.00%                  0.25%                 5.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                    4.75%                  4.00%                  0.25%                 4.24%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                  3.95%                  3.25%                  0.25%                 3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                  2.75%                  2.25%                  0.25%                 2.49%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                  1.95%                  1.75%                  0.25%                 1.99%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------
First $5 million                     no front-end sales charge                     1.00%                 0.25%     1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that           no front-end sales charge                     0.55%                 0.25%     0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that          no front-end sales charge                     0.50%                 0.25%     0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                     no front-end sales charge                     0.25%                 0.25%     0.50%
------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                      Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge                     3.75%                 0.25%     4.00%
------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge                     0.75%                 0.25%     1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments                                         Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge                     0.25%                 0.20%     0.45%
------------------------------------------------------------------------------------------------------------------------------


                                           ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                         Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge                     none                  0.25%     0.25%
------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge                     none                  0.25%     0.25%
------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge                     0.75%                 0.25%     1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge                     0.25%                 0.20%     0.45%
------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for Class A and Class P shares is paid quarterly. The first year's service fee on Class B and Class C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.


(4)  Class B and Class C shares are subject to CDSCs.


(5) With respect to Class B, Class C and Class P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.



18 Financial Information

ADDITIONAL INFORMATION

     More information on the Fund is available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT
     Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

[SIDENOTE]

TO OBTAIN INFORMATION


BY TELEPHONE.  Call the Fund at:
888-522-2388


BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD,ABBETT & CO.
www.LordAbbett.com


Text only versions of Fund
documents can be viewed online or
downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


                               LORD ABBETT [LOGO]


               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973



Lord Abbett Developing Growth Fund, Inc.                             LADG-1-601
                                                                          (6/01)
SEC FILE NUMBER:811-2871



                                                              PRESORTED STANDARD
                                                              US POSTAGE
                                                              PAID
                                                              PERMIT 552
                                                              HACKENSACK NJ

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                 JUNE 1, 2001

                                    LORD ABBETT
                           DEVELOPING GROWTH FUND, INC.

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Developing Growth Fund, Inc. (the "Fund") dated June 1, 2001.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


TABLE OF CONTENTS                                                        PAGE

     1.       Fund History                                                  2
     2.       Investment Policies                                           2
     3.       Management of the Fund                                        9
     4.       Control Persons and Principal Holders of Securities          12
     5.       Investment Advisory and Other Services                       13
     6.       Brokerage Allocations and Other Practices                    13
     7.       Capital Stock and Other Securities                           15
     8.       Purchases, Redemptions and Pricing                           19
     9.       Taxation of the Fund                                         22
     10.      Underwriter                                                  24
     11.      Performance                                                  24
     12.      Financial Statements                                         25

                                       1.
                                  FUND HISTORY

Lord Abbett Developing Growth Fund, Inc. was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund's predecessor corporation was organized on July 11, 1973. The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares (A, B, C, P, and Y). Only four classes of shares (A, B, C, and P) are offered by this Statement of Additional Information. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time.

Since February 1, 2000, shares of the Fund have not been available for purchase by new investors other than through certain qualified retirement plans. Existing shareholders may continue to invest in the Fund by adding to existing accounts. Qualified plans currently offering the Fund as an investment option may open new participant accounts. However, the Fund does not intend to accept any purchase order for more than $5 million.

                                       2.
                              INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval.

The Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors;

     (4) invest in securities issued by other investment companies except to the extent permitted by applicable law, other than Section 12(d)(1)(F) and Section (d)(1)(G) of the Act;

     (5) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund's common stock.


PORTFOLIO TURNOVER. For the fiscal years ended January 31, 2001 and 2000, the portfolio turnover rate was 37.86% and 50.13%, respectively.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks. While some of these techniques involve risk when used independently, the Fund intends to use them to reduce risk and volatility in its portfolio.


BORROWINGS. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.


DEBT SECURITIES. The Fund may invest in bonds or other debt securities. However, not more than 5% of its assets will be invested in high-yield debt securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.


EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, the Fund invests at least 65% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities may cause the value of an investment in the Fund to rapidly decrease.


FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. The Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may seek Board authorization to engage in futures and options on futures transactions in accordance with its investment objective and policies.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded; although, the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


     - While the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.


     - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained, and the Fund may be exposed to additional risk of loss.


     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's NAV.


     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


STOCK INDEX FUTURES CONTRACTS. The Fund believes it may reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.


The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.


Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.


ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:


     -    Domestic and foreign securities that are not readily marketable.


     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.


     - Certain restricted securities, unless the Board of Directors determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.


144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.


The Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500 Index.


LENDING PORTFOLIO SECURITIES. The Fund has Board authorization to lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies

("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, the Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.


By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. The Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities;
(v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.


OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.


The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund's transaction costs.


PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. The Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. The Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.


Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Fund will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.


SHORT-TERM FIXED INCOME SECURITIES. The Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:


     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.


     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.


     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.


     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     - Repurchase agreements collateralized by these securities. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.


                                       3.
                             MANAGEMENT OF THE FUND

The Company's Board of Directors is responsible for the management of the business and affairs of the Fund.

The following Director is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, CHAIRMAN AND PRESIDENT.  Age 56.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, DIRECTOR
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., DIRECTOR
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

STEWART S. DIXON, DIRECTOR
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

FRANKLIN W. HOBBS, DIRECTOR
720 Park Avenue, #8B
New York, New York


Chairman of Warburg Dillon Read (1999 - 2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997). Age 53.

C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Samco Fund, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett. Age 67.

THOMAS J. NEFF, DIRECTOR
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                                  FOR THE FISCAL YEAR ENDED JANUARY 31, 2001
                                  ------------------------------------------
(1)                        (2)                       (3)                        (4)
                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and Twelve            Paid by the Fund
                           Compensation              Other Lord                 and Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
NAME OF TRUSTEE            THE FUND(1)               FUNDS(2)                   FUNDS(3)
---------------            ------------------        ----------------------     ----------------------
E. Thayer Bigelow           $6,444                   $19,491                    $60,000
William H.T. Bush           $6,523                   $16,396                    $60,500
Robert B. Calhoun, Jr.      $6,551                   $12,530                    $61,000
Stewart S. Dixon            $6,743                   $35,872                    $62,900
Franklin W. Hobbs*          $  644                      none                       none
C. Alan MacDonald           $6,390                   $29,308                    $59,500
Thomas J. Neff              $6,560                   $21,765                    $61,200

*    Elected effective December 14, 2000.

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the Fund.


     The amounts of the aggregate compensation payable by the Fund as of January 31, 2001 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $12,923; Mr. Bush, $1,712; Mr. Calhoun, $11,150; Mr. Dixon,
     $44,884; Mr. Hobbs, $630; Mr. MacDonald, $28,715; and Mr. Neff, $100,131.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000.


3. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

            ---------------------------------------------------------

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, McGruder, and Morris, and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENT:

Stephen J. McGruder, age 57;

VICE PRESIDENTS:

Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Daniel E. Carper, age 49;

John J. DiChiaro, age 43 (with Lord Abbett since 2000, formerly Vice President - Securities Group of Wafra Investment Advisory Group from 1988 - 2000);

Lesley-Jane Dixon, age 37;

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Robert G. Morris, age 56;

A. Edward Oberhaus, III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

TREASURER:

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 15, 2001, our officers and Directors, as a group, owned less than 1% of the Fund's outstanding shares. As of May 15, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients the following record holders held 5% or more of each class of the Fund's outstanding shares:


Great-West Life                             Class A           7.84%
8515 E. Orchard Road
Englewood, CO 80111


Copeland Retirement Trust Account           Class P          10.51%
2 Tower Center
East Brunswick, NJ 08816


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of the Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Stephen J. McGruder, and Robert G. Morris. The other general partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000; and .50 of 1% of such assets over $100,000,000. These fees are allocated among the separate classes based on the classes' proportionate shares of such average daily net assets.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended January 31, 2001, 2000, and 1999, the management fees paid to Lord Abbett amounted to $13,440,784, $10,423,188; and $4,444,605, respectively.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is the Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board of Directors has approved arrangements permitting foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Fund and must be approved at least annually by the Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, makes a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett, in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in Lord Abbett's opinion, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended January 31, 2001, 2000, and 1999, we paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,412,517, $1,632,845, and $1,187,227, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors of the Fund.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the prospectus of the Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C, AND P. As described in the Fund's Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class' outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                            Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions that continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in that the original sale occurred (in the case of Class

A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The two most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services for Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.


                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors/trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors," "trustees," and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors,"

"our trustees," and "employees of Lord Abbett" also include retired directors, trustees, employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program, and (i) if they are purchased (1) through the omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, (2) within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or a Fund has business relationships.


The maximum offering price of Class A shares of the Fund on January 31, 2001 was computed as follows:

                                                     CLASS A
                                                     -------

Net asset value per share (net assets
divided by shares outstanding)                       $17.10


Maximum offering price per share
(net asset value divided by .9425)                   $18.14


EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except LASF . The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not you) will be relieved of U. S. federal income taxes on the amount it timely distributes to you. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.


The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its ordinary income and distributions from its net realized short-term capital gains are taxable to you as ordinary income from dividends. Distributions paid by the Fund from its net realized long-term capital gains are taxable to you as capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you whether received in cash or reinvested in Fund shares. The Fund will send you annual information concerning the tax treatment of dividends and other distributions.


Upon your sale, exchange or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon your holding period in the Fund shares. However, if your holding period in your shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.


Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.


Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


You may be subject to a 31% withholding tax on reportable dividends, capital gain distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that such number is correct and that you are not otherwise subject to backup withholding.


The writing of call options and other investment techniques and practices that the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to you.


The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.


The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to you each year an amount adequate to avoid the imposition of such excise tax.


Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. If you are a corporation, you must have held your shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.


Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for U. S. federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.


If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U. S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if the Fund distributes such income to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the passive foreign investment company, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to its investment in a passive foreign investment company, gains or losses to the extent of gains previously taken into account, would be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.


Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your shares.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (U. S. citizens or residents and U. S. domestic corporations, partnerships, trusts and estates). If you are not a U. S. person, you should consult your tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of the Fund, including the applicable rate of U. S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U. S. gift and estate taxes.


The tax rules of various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. You should consult your tax adviser as to the state and local consequences of an investment in the Fund.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                                     YEAR ENDED JANUARY 31

                                               2001              2000              1999
                                            -------------     ----------        ----------
Gross sales charge                          $1,082,344        $4,829,217        $5,690,775

Amount allowed to dealers                   $  943,700        $4,173,297        $4,920,536
                                            ----------        ----------        ----------

Net commissions
received by Lord Abbett                     $  138,644        $  655,920        $  770,239
                                            ==========        ==========        ==========

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value).

Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above the following table indicates the average annual compounded rates of total return for the Fund, per Class, for one year, five years, ten years, or since inception where applicable. Past performance is not indicative of future results.

                                                                       SINCE
                             1 YEAR         5 YEARS       10 YEARS     INCEPTION
                             ------         -------       --------     ---------
Class A shares               -14.57%        14.32%        16.46%
Class B shares               -14.27%        -             -            14.72% (08/01/96)
Class C shares               -10.73%        -             -            15.02% (08/01/96)
Class P shares                -9.46%        -             -             8.39% (01/05/98)

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than his or her original cost. Therefore, there is no assurance that this performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.


                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended January 31, 2001, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2001 Annual Report to Shareholders of Lord Abbett Developing Growth Fund, Inc., are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

LORD ABBETT [LOGO]

LORD ABBETT DEVELOPING
GROWTH FUND

[GRAPHIC]

June 1, 2001

PROSPECTUS

CLASS Y SHARES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              Page
                                    THE FUND

What you should know
about the Fund

     Goal                                                       2
     Principal Strategy                                         2
     Main Risks                                                 2
     Performance                                                3
     Fees and Expenses                                          4


                                YOUR INVESTMENT

Information for managing
your Fund account

     Purchases*                                                 5

     Redemptions                                                6
     Distributions and Taxes                                    6
     Services For Fund Investors                                7
     Management                                                 7


                              FOR MORE INFORMATION
How to learn more
about the Fund

     Other Investment Techniques                                9
     Glossary of Shaded Terms                                   10

     Recent Performance                                         11


                              FINANCIAL INFORMATION
     Financial Highlights                                       12
     Line Graph Comparison                                      13



How to learn more about
the Fund and other
Lord Abbett Funds

     Back Cover


*AS OF MAY 1, 2000, CLASS Y SHARES OF THE FUND HAVE NOT BEEN AVAILABLE FOR PURCHASE BY NEW INVESTORS, OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS. SEE "PURCHASES" IN THIS PROSPECTUS FOR MORE INFORMATION.

                                 THE FUND


GOAL
     The Fund's investment objective is long-term growth and capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential, particularly smaller companies considered to be in the developing growth phase. The Fund uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its total assets in equity securities of small companies.

     The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. This we define as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

     While typically fully invested, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Although growth companies may grow faster than other companies, they may have greater volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]
WE OR THE FUND refers to Lord Abbett Developing Growth Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2   The Fund

                                                          DEVELOPING GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------
                                     98               99          00
                                     8.6%             38.9%       -17.6%

BEST QUARTER 1st Q '98 28.4%                    WORST QUARTER 3rd Q '98 -22.0%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------

SHARE CLASS                              1 YEAR        SINCE INCEPTION(1)
Class Y shares                        -17.55%                   8.13%
--------------------------------------------------------------------------------
Russell 2000 Index(2)                  -3.02%                   4.65%
--------------------------------------------------------------------------------


(1)  The date of inception for Class Y shares is 12/30/97.
(2) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


                                                                    The Fund   3

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
                                                            CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                   none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                none
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
(as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                           0.52%
--------------------------------------------------------------------------------
Other Expenses                                               0.23%
--------------------------------------------------------------------------------
Total Operating Expenses                                     0.75%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS          1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares        $77             $240              $417            $930
--------------------------------------------------------------------------------



[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4        The Fund

                                YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") with no sales charges. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form. We reserve the right to withdraw all or part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


     WHO MAY INVEST? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares, in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("MUTUAL FUND FEE BASED PROGRAMS"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of assets that could potentially be invested exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.


     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for a MUTUAL FUND FEE BASED PROGRAM, which has no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.


     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.


     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your



[SIDENOTE]

SINCE MAY 1, 2000, THE FUND'S CLASS Y SHARES HAVE NOT BEEN AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENTS PLANS. EXISTING SHAREHOLDERS MAY CONTINUE TO INVEST IN THE FUND BY ADDING TO EXISTING ACCOUNTS. QUALIFIED PLANS CURRENTLY OFFERING THE FUND AS AN INVESTMENT OPTIONS MAY OPEN NEW PARTICIPANT ACCOUNTS. HOWEVER, IT IS THE FUND'S INTENTION NOT TO ACCEPT ANY PURCHASE ORDER FOR MORE THAN $5 MILLION.


NAV per share for the Fund is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Fund. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when the Fund's NAV is not calculated. As a result, the Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem Fund shares.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.





                                                               Your Investment 5
     name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem.

     Include all necessary signatures. If the signer has any LEGAL CAPACITY, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.


     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay its shareholders dividends from its net investment income annually and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis.


     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001, with respect to distributions payable on or after November 1, 2000, on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000, and remaining outstanding as of June 1, 2001, will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     For federal income tax purposes, the Fund's distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains.


[SIDENOTE]
ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


6   Your Investment

     The tax treatment of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to the shareholder.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any ELIGIBLE FUND.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following annual rates:

             .75 of 1% on the first $100 million of average daily net assets, .50 of 1% on assets over $100 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended January 31, 2001, was at an annual rate of .52 of 1% of the Fund's average daily net assets. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and acting together to manage the Fund's investments. Stephen J. McGruder, Partner of Lord



[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including any purchase orders from shareholders whose trading has been or may be disruptive to the Fund.



                                                               Your Investment 7

Abbett, heads the team, the other senior members of which include Lesley-Jane Dixon and John J. DiChiaro. Mr. McGruder and Ms. Dixon have been with Lord Abbett for more than five years. Prior to joining Lord Abbett, Mr. McGruder was a portfolio manager with Wafra Investment Advisory Groups and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Mr. DiChiaro joined Lord Abbett in 2000. Prior to joining Lord Abbett, Mr. DiChiaro was Vice President-Securities Group with Wafra Investment Advisory Group.




8 Your Investment

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES


     This section describes some of the investment techniques that might be used by the Fund, and their risks.


     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks generally associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.


     EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


     FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although the Fund does not normally engage in extensive currency hedging, it may use foreign currency transactions to seek to protect against anticipated changes in future foreign currency exchange rates. It may be difficult or impractical to hedge currency risk in many emerging countries.


     The Fund usually would not enter into a forward contract with a term greater than one year. Under some circumstances, the Fund may commit a substantial portion of the entire value of its portfolio to the completion of forward contracts.


     The use of foreign currency transactions is subject to the general risk that the investment managers will not accurately predict currency movements, and cause a reduction in the Fund's return or a loss. In addition, forward foreign currency exchange contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would eprive the Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the



                                                          For More Information 9
     current market price. Currency exchange rates may fluctuate significantly over short periods of time, causing the NAV of the Fund to fluctuate. Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     SHORT-TERM FIXED-INCOME SECURITIES. The Fund is authorized to invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these securities.

GLOSSARY OF SHADED TERMS

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see examples in right column).

     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.


[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

Robert A. Doe
Executor of the Estate of
John W. Doe

[Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED

NAME OF GUARANTOR

/S/[ILLEGIBLE]
-------------------------------------------
                       AUTHORIZED SIGNATURE
( 960 )                            X9803470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                            SR

- In the case of the corporation -
  ABC Corporation

/s/  Mary B. Doe
By Mary B. Doe, President


[Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED

NAME OF GUARANTOR

/S/[ILLEGIBLE]
-------------------------------------------
                       AUTHORIZED SIGNATURE
( 960 )                            X9803470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                            SR


10 For More Information

RECENT PERFORMANCE

     The following is a discussion of performance for the twelve months ended January 1, 2001.


     While performance suffered during the fiscal year, in line with much of the small-cap growth segment, the Fund was able to significantly outperform the Russell 2000-Registered Trademark- Growth Index, which posted a -15.36% return for the one-year period. The portfolio was highly diversified across many industries and sectors, which helped to avoid many of the difficulties that befell investors who were over-concentrated in areas of greatest momentum -- primarily technology. On the other hand, we did not participate in the early-year updraft of the so-called "tech bubble." We remained underweighted in technology companies relative to the Growth Index because we believed many of the stocks were overvalued. As a result, the portfolio lagged in relative performance early on. But by the end of the year, this proved to be the correct course.


     At first, portfolio performance benefited significantly from the stocks we held in technology and biotechnology companies. Many of these holdings benefited from rapid multiple expansion that carried over from the market enthusiasm of 1999. However, the stocks of healthcare, retail and energy companies made the most significant contributions during the year. In general, the stocks of non-cyclical, consumer product companies served the portfolio well, as they tended to respond favorably to a slowing economy. While there was widespread investor trepidation surrounding the presidential election and proposed healthcare spending, the stocks of many healthcare services companies were in a general up-trend throughout much of the fiscal year and were able to post good relative performance. Careful stock picking was the key to success in the retail sector, as investors had the tendency to bid up prices on stocks of retail companies when good news hit the airwaves. We were able to identify select retail companies that posted strong gains by exploiting trends and niche markets. Finally, as a result of rising oil prices, the stocks of energy companies performed quite well for most of the year.


     After the initial market fallout in March, technology stocks remained extremely volatile. Jittery investors, unsure about the direction of interest rates, the strength or weakness of the economy and troubled earnings reports, reacted by unpredictably jumping in and out of the market. Poor performance was experienced by many of our technology holdings, with the stocks of computer services companies seeing the most significant declines. Software companies that faced questions regarding future growth rates were also particularly hard hit, and telecommunications stocks struggled during the year as a result of the uncertainty about the continued growth potential in the cellular telephone industry.



                                                         For More Information 11

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended January 31, 2001 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended January 31, 2001, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CLASS Y SHARES
                                                            --------------------------------------------------------------------
                                                                                     Year Ended 1/31,
Per Share Operating Performance                              2001               2000               1999             1998(c)
-------------------------------                              ----               ----               ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                        $19.70             $16.30              $14.27           $14.12
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.06)(a)           (.05)(a)            (.03)(a)           --(a)(e)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments      (1.64)              4.14                2.11              .15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (1.70)              4.09                2.08              .15
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN          (.72)              (.69)               (.05)              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $17.28             $19.70              $16.30           $14.27
--------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                              (9.13)%            25.88%              14.59%            1.06%(d)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                                    .75%               .81%                .72%             .06%(d)
--------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                                    .75%               .81%                .72%             .06%(d)
--------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.31)%             (.26)%              (.22)%           (.02)%(d)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended 1/31,
--------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:   2001              2000                  1999                  1998              1997
----------------------------------   ----              ----                  ----                  ----              ----
NET ASSETS, END OF YEAR (000)       $2,330,294        $2,912,681            $1,344,203             $553,086          $330,358
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               37.86%            50.13%                30.89%                33.60%            42.35%
--------------------------------------------------------------------------------------------------------------------------------



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of Class Y shares - December 30, 1997.
(d)  Not annualized.
(e)  Amount less than $.01.



12   Financial Information

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Russell 2000 Index, assuming reinvestment of all dividends and distributions.


--------------------------------------------------------------------------------
[CHART]
Past performance is no guarantee of future results.

                          The Fund
                       (Class Y shares) at   Russell 2000
                       net asset value        Index(1)
       12/30/97            $10,000           $10,000
       06/30/98            $11,027           $10,483
       12/31/98            $11,048            $9,745
       06/30/99            $12,539           $10,650
       12/31/99            $15,339           $11,817
       06/30/00            $13,713           $12,176
       12/31/00            $12,648           $11,460
       01/31/01            $13,246           $12,056

                    Fiscal Year-end 1/31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending January 31, 2001


                      1 YEAR           5 YEARS           10 YEARS (OR LIFE)
--------------------------------------------------------------------------------
Class Y(2)            -9.13%               -                        9.53%(3)
--------------------------------------------------------------------------------


(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(2) The Class Y shares were first offered on 12/30/97. Performance is at net asset value.
(3) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the period shown ending January 31, 2001 using the SEC-required uniform method to compute total return.



                                                        Financial Information 13

ADDITIONAL INFORMATION


     More information on the Fund is available free upon request, including the following:


     ANNUAL/SEMI-ANNUAL REPORT
     Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).




TO OBTAIN INFORMATION

BY TELEPHONE.  Call the Fund at:
888-522-2388

BY MAIL.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

LORD ABBETT [LOGO]
----------------------------
 INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973



                   Lord Abbett Developing Growth Fund, Inc.
                                                                  LADGF-Y-1-601
                                                                          (6/01)
                           SEC FILE NUMBERS: 811-2871

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                                 JUNE 1, 2001


                                   LORD ABBETT
                          DEVELOPING GROWTH FUND, INC.
                                 CLASS Y SHARES

--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Developing Growth Fund, Inc. may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson St., Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Developing Growth Fund, Inc. (the "Fund") dated June 1, 2001.


Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


      TABLE OF CONTENTS                                             PAGE

      1.       Fund History                                          2
      2.       Investment Policies                                   2
      3.       Management of the Fund                                9
      4.       Control Persons and Principal Holders of Securities  12
      5.       Investment Advisory and Other Services               12
      6.       Brokerage Allocations and Other Practices            13
      7.       Capital Stock & Other Securities                     15
      8.       Purchases, Redemptions & Pricing                     15
      9.       Taxation of the Fund                                 16
      10.      Underwriter                                          17
      11.      Performance                                          18
      12.      Financial Statements                                 18

                                       1.
                                  FUND HISTORY

Lord Abbett Developing Growth Fund, Inc. was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund's predecessor corporation was organized on July 11, 1973. The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares (A, B, C, P, and Y). The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Only Class Y shares are offered by this Statement of Additional Information.


Since May 1, 2000, Class Y shares of the Fund have not been available for purchase by new investors other than through certain qualified retirement plans. Existing shareholders may continue to invest in the Fund by adding to existing accounts. Qualified plans currently offering the Fund as an investment option may open new participant accounts. However, the Fund does not intend to accept any purchase order for more than $5 million.



                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval.

The Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors;


     (4) invest in securities issued by other investment companies except to the extent permitted by applicable law, other than Section 12(d)(1)(F) and Section (d)(1)(G) of the Act;


     (5) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10)buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund's common stock.



PORTFOLIO TURNOVER. For the fiscal years ended January 31, 2001 and 2000, the portfolio turnover rate was 37.86% and 50.13%, respectively.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks. While some of these techniques involve risk when used independently, the Fund intends to use them to reduce risk and volatility in its portfolio.



BORROWINGS. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.



CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.



DEBT SECURITIES. The Fund may invest in bonds or other debt securities. However, not more than 5% of its assets will be invested in high-yield debt securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.



EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, the Fund invests at least 65% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities may cause the value of an investment in the Fund to rapidly decrease.



FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.



Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.



Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. The Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.



FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may seek Board authorization to engage in futures and options on futures transactions in accordance with its investment objective and policies.



Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded; although, the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.



The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.



Futures contracts and options on futures contracts present the following risks:



     - While the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.



     - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained, and the Fund may be exposed to additional risk of loss.



     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.



     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's NAV.



     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.



     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.



STOCK INDEX FUTURES CONTRACTS. The Fund believes it may reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.



The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.



Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.



ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:



-    Domestic and foreign securities that are not readily marketable.



- Repurchase agreements and time deposits with a notice or demand period of more than seven days.



- Certain restricted securities, unless the Board of Directors determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.



144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.



INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.



The Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500 Index.



LENDING PORTFOLIO SECURITIES. The Fund has Board authorization to lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, the Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.



By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. The Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities;
(v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.



OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.



A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.



The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund's transaction costs.



PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. The Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. The Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.



Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.



REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.



The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Fund will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.



SHORT-TERM FIXED INCOME SECURITIES. The Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:



     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.



     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.



     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.



     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     - Repurchase agreements collateralized by these securities. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.



                                       3.
                             MANAGEMENT OF THE FUND

The Company's Board of Directors is responsible for the management of the business and affairs of the Fund.

The following Director is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, CHAIRMAN AND PRESIDENT.  Age 56.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.


WILLIAM H.T. BUSH, DIRECTOR
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., DIRECTOR
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

STEWART S. DIXON, DIRECTOR
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

FRANKLIN W. HOBBS, DIRECTOR
720 Park Avenue, #8B
New York, New York



Chairman of Warburg Dillon Read (1999 - 2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997). Age 53.





C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut


President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Samco Fund, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett. Age 67.





THOMAS J. NEFF, DIRECTOR
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



                                       For the Fiscal Year Ended January 31, 2001
                                       ------------------------------------------
(1)                        (2)                       (3)                        (4)
                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and Twelve            Paid by the Fund and
                           Compensation              Other Lord                 Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Fund(1)               Funds(2)                   Funds(3)
----------------           ------------------        ----------------------     ----------------------
E. Thayer Bigelow              $6,444                       $19,491                    $60,000
William H.T. Bush              $6,523                       $16,396                    $60,500
Robert B. Calhoun, Jr.         $6,551                       $12,530                    $61,000
Stewart S. Dixon               $6,743                       $35,872                    $62,900
Franklin W. Hobbs*             $  644                        none                       none
C. Alan MacDonald              $6,390                       $29,308                    $59,500
Thomas J. Neff                 $6,560                       $21,765                    $61,200

*    Elected effective December 14, 2000.

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of each Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.



     The amounts of the aggregate compensation payable by the Fund as of January 31, 2001 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $12,923; Mr. Bush, $1,712; Mr. Calhoun, $11,150; Mr. Dixon,
     $44,884; Mr. Hobbs, $630; Mr. MacDonald, $28,715; and Mr. Neff, $100,131.



2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000.



3. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.


                                   ----------

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, McGruder and Morris, and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.


EXECUTIVE VICE PRESIDENT:

Stephen J. McGruder, age 57;

VICE PRESIDENTS:

Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Daniel E. Carper, age 49;


John J. DiChiaro, age 43 (with Lord Abbett since 2000, formerly Vice President - Securities Group of Wafra Investment Advisory Group from 1988 - 2000);


Lesley-Jane Dixon, age 37;

Paul A. Hilstad, age 58, Vice President and Secretary;




Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Robert G. Morris, age 56;

A. Edward Oberhaus, III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);


Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);


TREASURER:


Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of May 15, 2001, our officers and Directors, as a group, owned less than 1% of the Fund's outstanding shares. As of May 15, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following record holders held 5% or more of the outstanding Class Y shares of the Fund:



LaSalle Bank                                         7.64%
PO Box 1443, Chicago, IL 60690



KPMG Peat Marwick                                   16.67%
Retirement Plans Master Trust
3 Chestnut Ridge Rd, Montvale, NJ 07645



The Northern Trust Company                           7.85%
FBO CSX Corporation Master Savings Plan
PO Box 92956, Chicago, IL 60675



                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of the Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Stephen J. McGruder, and Robert G. Morris. The other general partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000; and .50 of 1% of such assets over $100,000,000. These fees are allocated among the separate classes based on the classes' proportionate shares of such average daily net assets.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.


For the fiscal years ended January 31, 2001, 2000, and 1999, the management fees paid to Lord Abbett amounted to $13,440,784, $10,423,188; and $4,444,605, respectively.


Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is the Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board of Trustees has approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106 acts as the transfer agent and dividend disbursing agent for the Fund.


INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.


For the fiscal years ended January 31, 2001, 2000, and 1999, we paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,412,517, $1,632,845, and $1,187,227, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors of the Fund.


                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


                                       9.
                              TAXATION OF THE FUND


The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not you) will be relieved of U.S. federal income taxes on the amount it timely distributes to you. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.



The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its ordinary income and distributions from its net realized short-term capital gains are taxable to you as ordinary income from dividends. Distributions paid by the Fund from its net realized long-term capital gains are taxable to you as capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you whether received in cash or reinvested in Fund shares. The Fund will send you annual information concerning the tax treatment of dividends and other distributions.



Upon your sale, exchange or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon your holding period in the Fund shares. However, if your holding period in your shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.



Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.



Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.



You may be subject to a 31% withholding tax on reportable dividends, capital gain distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that such number is correct and that you are not otherwise subject to backup withholding.



The writing of call options and other investment techniques and practices that the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to you.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.



The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to you each year an amount adequate to avoid the imposition of such excise tax.



Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. If you are a corporation, you must have held your shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.



Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for U.S. federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.



If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if the Fund distributes such income to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the passive foreign investment company, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to its investment in a passive foreign investment company, gains or losses to the extent of gains previously taken into account, would be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.



Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rues that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of you r shares.



The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates). If you are not a U.S. person, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.



The tax rules of various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. You should consult your tax adviser as to the state and local consequences of an investment in the Fund.



                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.


In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net assets value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. The Fund's average annual returns for the fiscal year ended January 31, 2001 and for the period since inception, December 30, 1997, was -9.13% and 9.53%, respectively. Past performance is not indicative of future results.


Figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.


The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investment or which reliable performance information is available.



                                       12.
                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended January 31, 2001, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2001 Annual Report to Shareholders of Lord Abbett Developing Growth Fund, Inc., are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.

                                     PART C

                                OTHER INFORMATION

This Post-Effective Amendment No. 34 (the "Amendment") to the Registrant's Registration Statement relates to the Developing Growth Fund's Class A, B, C, P, and Y shares.


Item 23.  Exhibits

     (a) ARTICLES OF INCORPORATION. RESTATED ARTICLES OF INCORPORATION. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on May 29, 1998.

     (b)  BY-LAWS. AMENDED AND RESTATED BY-LAWS FILED HEREIN.

     (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS incorporated by reference.

     (d)  INVESTMENT ADVISORY CONTRACTS incorporated by reference.

     (e)  UNDERWRITING CONTRACTS. DISTRIBUTION AGREEMENT FILED HEREIN.

     (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. FILED HEREIN.

     (g)  CUSTODIAN AGREEMENTS incorporated by reference.

     (h)  OTHER MATERIAL CONTRACTS incorporated by reference.

     (i)  LEGAL OPINION. FILED HEREIN.

     (j)  OTHER OPINION. FILED HEREIN.

     (k) OMITTED FINANCIAL STATEMENTS incorporated by reference to the Registrant's 2001 Annual Report on Form N-30D filed on April 6, 2001 (Accession Number 0000276914-01-000002).

     (l)  INITIAL CAPITAL AGREEMENTS incorporated by reference.

     (m)  RULE 12b-1 PLAN.
          1. Class A Rule 12B-1 Plan: Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on May 30, 1997.
          2. Class B Rule 12B-1 Plan: Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on May 30, 1997.
          3. Class C Rule 12B-1 Plan: Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on May 30, 1997.
          4.   CLASS P RULE 12B-1 PLAN. FILED HEREIN.

     (n)  FINANCIAL DATA SCHEDULE. Not applicable.

     (o)  RULE 18f-3 PLAN. FILED HEREIN.

     (p)  CODE OF ETHICS. FILED HEREIN.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          None.


Item 25.  INDEMNIFICATION

          All Directors/Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section X of Registrant's Articles of Incorporation.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors/Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Director/Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director/Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition, Registrant maintains a Directors'/Trustees' and officers' errors and omissions liability insurance policy protecting Directors/Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Directors/Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Lord, Abbett & Co. acts as investment adviser for twelve other investment companies and as investment adviser to approximately 8,300 private accounts as of December 31, 2000. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, trustee, officer, employee, or partner of any entity.


Item 27.  PRINCIPAL UNDERWRITERS

     (a)  Lord Abbett Affiliated Fund, Inc.
          Lord Abbett Bond-Debenture Fund, Inc.
          Lord Abbett Global Fund, Inc.
          Lord Abbett Investment Trust
          Lord Abbett Large-Cap Growth Fund
          Lord Abbett Mid-Cap Value Fund, Inc.
          Lord Abbett Research Fund, Inc.
          Lord Abbett Securities Trust
          Lord Abbett Series Fund, Inc.
          Lord Abbett Tax-Free Income Fund, Inc.
          Lord Abbett Tax-Free Income Trust
          Lord Abbett U.S. Government Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co., who are also officers of the Registrant are:

          Name and Principal               Positions and Offices
          Business Address                 With Registrant
          ----------------                 ---------------
          Robert S. Dow                    Chairman and President
          Paul A. Hilstad                  Vice President & Secretary
          Stephen J. McGruder              Executive Vice President
          Joan A. Binstock                 Vice President
          Daniel E. Carper                 Vice President
          Robert G. Morris                 Vice President

          The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Jr., Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, and Christopher J. Towle.

          Each of the above has a principal business address:
          90 Hudson Street, Jersey City, New Jersey 07302

     (c)  Not applicable


Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Registrant maintains the records required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

          Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.


Item 29.  MANAGEMENT SERVICES

          None


Item 30.  UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and had duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 25th day of May, 2001.

                               LORD ABBET DEVELOPING GROWTH FUND, INC.

                               BY:
                                        /s/ LAWRENCE H. KAPLAN
                                        Lawrence H. Kaplan
                                        Vice President & Secretary

                               BY:
                                        /s/ FRANCIE W. TAI
                                        Francie W. Tai
                                        Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                          Title                              Date
                                    Chairman, President
/s/ Robert S. Dow                   and Director/Trustee               May 25, 2001
---------------------------         --------------------------         -------------
Robert S. Dow

/s/ E. Thayer Bigelow               Director/Trustee                   May 25, 2001
---------------------------         --------------------------         -------------
E. Thayer Bigelow

/s/ William H. T. Bush              Director/Trustee                   May 25, 2001
---------------------------         --------------------------         -------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.          Director/Trustee                   May 25, 2001
---------------------------         --------------------------         -------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon                Director/Trustee                   May 25, 2001
---------------------------         --------------------------         -------------
Stewart S. Dixon

/s/ Franklin W. Hobbs               Director/Trustee                   May 25, 2001
---------------------------         --------------------------         -------------
Franklin W. Hobbs

/s/ C. Alan MacDonald               Director/Trustee                   May 25, 2001
---------------------------         --------------------------         -------------
C. Alan MacDonald

/s/ Thomas J. Neff                  Director/Trustee                   May 25, 2001
---------------------------         --------------------------         -------------
Thomas J. Neff

                                    BY:
                                            /s/ LAWRENCE H. KAPLAN
                                            Lawrence H. Kaplan
                                            Attorney - in - Fact